Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

To the Board of Directors and Management

RFNA, LP and Subsidiaries

7031 Commerce Circle, Suite 100

Baton Rouge, LA 70809

And

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

And

Wells Fargo Securities, LLC

550 S Tryon Street, 5th Floor

Charlotte, NC 28202

We have performed the procedures enumerated below, which were agreed to by RFNA, LP (the “Company”), Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (collectively the “Specified Parties”) on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Republic Finance Issuance Trust 2020-A in accordance with the confidential Preliminary Private Placement Memorandum dated on or around September 24, 2020. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Republic Finance Issuance Trust 2020-A in accordance with the confidential Preliminary Private Placement Memorandum dated on or around September 24, 2020. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

(ii) The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”

(iii) The term “Contract” means Unsecured loan contract, Soft Secured loan contract, or Hard Secured contract.

(iv) The term “Unsecured” means a loan that is, as of the origination date, not secured by any collateral.

(v) The term “Soft Secured” means a loan that is, as of the origination date, secured by security interests in untitled assets, including but not limited to, personal property, such as works of art, electronic equipment or similar items.

(vi) The term “Hard Secured” means a loan that is, as of the origination date, at least partially secured by one or more vehicles, boats, titled trailers, or other asset for which a certificate of title is issued under applicable state law.

(vii) The term “Contract Summary Screen” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (Allied Business Systems), which includes the customer’s account history and the Specified Attributes related to the Contracts.

(viii) The term “Contract File” means any file containing the Contract and credit application; and the term “Obligor” means the borrower(s) stated on the respective Contracts.

(ix) The term “Coupon Rate” means the periodic rate of interest owed by the Obligor on the Contract.

On August 31, 2020, the Specified Parties provided us with the Loan Data File with a cutoff date of July 31, 2020 (the “July Loan Data File”) containing 40,684 individual customer accounts. At the Specified Parties request, we selected a statistically random sample of 200 individual customer accounts, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated August 31, 2020, on the statistically random sample of 200 individual customer accounts. From September 3, 2020 to September 11, 2020, we were provided with the source documents referenced in Exhibit A related to the respective 200 individual customer accounts.

On September 3, 2020, the Specified Parties provided us with the Loan Data File with a cutoff date of August 31, 2020 (the “August Loan Data File”) containing 41,556 individual customer accounts (herein referred to as “Underlying Assets”) that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties request, we compared the sample of accounts selected using the July Loan Data File to the August Loan Data File. We identified 184 accounts selected from the July Loan Data File were included in the August Loan Data File.

At the Specified Parties’ request, we selected an additional statistically random sample of 16 individual customer accounts from the August Loan Data File, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter addendum dated August 31, 2020, on the statistically random sample of 200 individual customer accounts. From September 10, 2020 to September 15, 2020, we were provided with the source documents referenced in Exhibit A related to the additional respective 16 individual customer accounts.

For the sample of 200 individual customer accounts, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. For Specified Attributes 5 and 6, for instances where the APR or Coupon Rate were not disclosed on the Contract, we recalculated the APR or Coupon Rate, as applicable, using the loan origination date, amount financed, original term, amount of the monthly payment, and other information included in the Contract.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Monthly payment: +/- $0.50

•	APR or Coupon Rate: +/- 2.5 bps

•	Amount financed +/- $5.00

We identified no exceptions in our comparison of the recalculations to the source documents.

For the sample, we recalculated the scheduled contract maturity date based on the term of the Contract set forth on the Loan Data File and the due date for the first scheduled principal and interest payment set forth on the Loan Data File. We then compared our recalculation to the source document.

In recalculating the scheduled contract maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 30 day tolerance of the later of Contract date, delivery date, or purchase date, as applicable

We identified the following exceptions in our comparison of the recalculations to the source documents (additional detailed information on the exceptions is outlined in Exhibit C):

Exception Description Number	Exception Description

1	Of the 200 accounts selected, 6 accounts (or 3.00% of the sample) showed a different Coupon Rate in the Loan Data file than what we recalculated using the terms of the Contract.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the sample of 200 Underlying Assets:

•	Inspected presence of an electronic credit application (not required for Unsecured Contracts).

•	Inspected a Signed Contract.

We identified no exceptions in our procedures outlined above. We identified the following observation in our procedures outlined above:

Observation Description Number	Observation Description

1	Of the 200 accounts selected, 47 accounts (or 23.50% of the sample) were Unsecured Contracts which are pre-screened offers sent to pre-approved prospective and former borrowers. As such, these types of loans do not have a credit application and therefore we were unable to observe any electronic credit applications for these accounts.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Republic Finance Issuance Trust 2020-A in accordance with the confidential Preliminary Private Placement Memorandum dated on or around

September 24, 2020. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

September 22, 2020

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Account number (consists of Branch, CustomerID and LoanID)	Contract and Contract Summary Screen

2	Amount financed (AmtFinanced)	Contract and Contract Summary Screen

3	Original term of Contract (OriginalTerm)	Contract and Contract Summary Screen

4	Amount of the monthly payment (MonthlyPayment)	Contract and Contract Summary Screen

5	Annual Percentage Rate (APR) (OriginalFedAPR)	Contract and Contract Summary Screen

6	Coupon Rate (OriginalStateAPR)	Contract and Contract Summary Screen

7	Branch state (State)	Contract and Contract Summary Screen

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Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated August 31, 2020.

Specified Attribute

LoanClass

ProductType

PCorIB_Current

IBorPC_Origination

CashAdvance

RenewalOrOldBalance

TotalOtherFees

TotalVoluntaryProducts

PrecomputeInterest

FinanceCharges_ELTFee

FinanceCharges_DocFee

FinanceCharges_HandlingCharge

FinanceCharges_SurchargeOrAcquisitionFee

FinanceCharges_4pctFee

FinanceCharges_8pctFee

FinanceCharges_AdminFee

FinanceCharges_ClosingFee

FinanceCharges_OriginationFee

FinanceCharges_Points

FinanceCharges_CreditInvestigationFee

FinanceCharges_MaintenanceCharge

TotalBalanceAtBooking

SalesFees_DealerRelated

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Specified Attribute

GrossBalance

CurrentUnearned

Payoff

EarningsToDate

OriginalUnearned

RenewalContrID

FirstDueDate

LastPaymentDate

NoteDate

MaturityDate

DayDue

RemainingTerm

NextDueDate

PaymentFrequency

CurrentFedAPR

CurrentStateAPR

OriginalFICOScore

CurrentFICOScore

RiskTier

FlexiFlag

NumberOfExtensions_Lifetime

LoanStatus_DaysPastDue

LoanStatus_BankruptcyFlag

BkrAPRRequested

ModifiedLoanFlag

DeceasedLoanFlag

7

Specified Attribute

OnlineLoanFlag

NewModelRiskTier

NumberOfExtensions_Last12Months

CollateralValue

CreditQualityExceptionFlag

Exhibit C

Additional Detailed Information on Exceptions

Exception Number	Exception Count	Exception Detailed Information

1	1	Coupon Rate per the Loan Data File and Contract Summary Screen is 22.35%, per our recalculation the Coupon Rate is 23.43%.

1	2	Coupon Rate per the Loan Data File and Contract Summary Screen is 23.67%, per our recalculation the Coupon Rate is 23.62%.

1	3	Coupon Rate per the Loan Data File and Contract Summary Screen is 29.96%, per our recalculation the Coupon Rate is 30.14%.

1	4	Coupon Rate per the Loan Data File and Contract Summary Screen is 24.10%, per our recalculation the Coupon Rate is 24.19%.

1	5	Coupon Rate per the Loan Data File and Contract Summary Screen is 24.06%, per our recalculation the Coupon Rate is 24.11%.

1	6	Coupon Rate per the Loan Data File and Contract Summary Screen is 23.87%, per our recalculation the Coupon Rate is 24.10%.

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